THE FAIRMONT FUND


                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1997


                                      WITH
                         REPORT OF INDEPENDENT AUDITORS

COMMENTS FROM MORTON H. SACHS, CHAIRMAN

1997 demonstrated once again that not all stocks move in lockstep with the major market indexes. Though the Fund had a decent year, finishing up 15.27%, it, like many of its peers, could not match the blistering pace set by the S&P 500 Index which was up 33.37%. Though we have felt for some time that the large capitalization stocks that dominate the Index are overvalued and ripe for a price correction, they continued to attract substantial interest during the year.

When the market started its slide in early March, we anticipated that the large caps would be more vulnerable than the smaller cap, undervalued stocks we emphasize. Apparently, nervous investors felt more comfortable with "big name" stocks and the ensuing flight to quality propped up this sector. The persistence of a low interest rate, low inflation economic forecast helped the market shrug off any bad news and surge higher. The Fund rebounded dramatically (+38%) in the six months following the April lows as our financial services, insurance and specialty retailer stocks did well, but year-to-date performance still lagged the S&P at the end of October.

The 4th quarter proved to be the most vexing of the year. Worry over the crisis in Asia and slowing corporate earnings brought the broad market advance to a screeching halt on October 27. Some of the S&P 500 stocks recovered rather quickly, leading the Index to a strong close. The Fund's holdings have been slower to respond. Our financial sector stocks (e.g. CFX Corp., Imperial Bankcorp, North Fork Bancorporation) were stellar performers, but our specialty retailers (e.g. Timberland Co., Corporate Express), which had done so well earlier in the year, could not regain their momentum. Some of the technology stocks (e.g. Software Spectrum) were hard hit due to weaker demand and shrinking profit margins. Several healthcare stocks (e.g. Staff Builders, Maxicare, MedPartners) suffered declines as well.

As we head into 1998, we foresee that the market will continue to be volatile and unlikely to generate the high returns of the last several years. Nevertheless, we expect that the undervalued, out-of-favor type of stock that populates our portfolio will offer less risk and more potential than that of the S&P 500. We will continue to exercise caution and discipline as we weigh our alternatives.

  TEN YEAR COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FAIRMONT
                              FUND AND THE S&P 500


                          AVERAGE ANNUAL TOTAL RETURN

                        1  YEAR       5 YEAR         10 YEAR
                        -------       ------         -------
                        15.27%         14.89%         10.66%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


[Graph omitted here]
Graph depicts the comparison of a $10,000 investment between the Fairmont Fund and the S&P 500 from 1987 through 1997.

                     FUND        S&P 500
                   GROWTH OF    GROWTH OF
                    $10,000      $10,000
                   (10 YEAR)    (10 YEAR)
                   ---------    ---------

1987               $ 10,000      $ 10,000
1988                 10,312        11,656
1989                 11,017        15,343
1990                  8,579        14,866
1991                 12,059        19,385
1992                 13,752        20,859
1993                 15,892        22,958
1994                 17,047        23,258
1995                 21,807        31,992
1996                 23,883        39,334
1997                 27,530        52,460

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Directors:
Fairmont Fund

We have audited the accompanying statement of assets and liabilities of Fairmont Fund, including the schedule of investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fairmont Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 13, 1998

                               THE FAIRMONT FUND

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

INVESTMENTS IN SECURITIES
COMMON STOCKS (SHARES)                                        VALUE         PERCENT
                                                             -------        -------
   AIRLINE
     20,000      Japan Airlines Co. Ltd. (a) ...........     $  105,000        0.33
                                                             ----------
   AUTOMOBILE PARTS
    175,000      TBC Corporation (a) ...................       1,673,43        5.25
                                                             ----------

   BANKING
     25,000      North Fork Bancorporation, Inc. .......        839,063
     75,000      UST Corporation .......................      2,081,250
                                                             ----------
                                                              2,920,313        9.17
                                                             ----------
   BUSINESS SERVICES
    130,000      Butler International, Inc. (a) ........       2,275,00        7.14
                                                             ----------

   CHEMICALS
      6,000      Pioneer Companies Inc. Class A Stock (a)        78,750        0.25
                                                             ----------

   COMPUTER SOFTWARE AND PERIPHERAL EQUIPMENT
     50,000       Software Spectrum (a) ..................       593,750
     15,000       ACT Manufacturing, Inc. (a) ............       211,875
     85,000       Madge N.V. (a) .........................       329,375
                                                              ----------
                                                               1,135,000       3.56
                                                              ----------
   EMPLOYMENT AGENCY
    130,000      Employee Solutions Inc. (a) ............       560,625        1.76
                                                             ----------

   ENGINEERING
     20,000      Fluor Corporation ......................       747,500        2.35
                                                             ----------

   HOME HEALTH CARE
    250,000      Staff Builders, Inc. New Class A (a) ...       523,438        1.64
                                                             ----------

   HOSPITAL AND MEDICAL SERVICE PLANS
     55,000      Maxicare Healthcare Plans, Inc. (a) ....       598,125
     15,000      Medpartners, Inc. (a) ..................       335,625
                                                             ----------
                                                                933,750        2.93
   HOUSEHOLD PRODUCTS
     15,000      Fortune Brands, Inc. ...................       555,937        1.75
                                                             ----------

   MORTGAGE BANKER/BROKER
     85,000      Southern Pacific Funding Corporation (a)     1,115,625        3.50
                                                             ----------

   MULTILINE INSURANCE
     50,000      USF&G Company ..........................     1,103,125        3.46
                                                             ----------

   NONFERROUS METALS
     15,000      Cominco, Ltd. ..........................       231,563        0.73
                                                             ----------

   OFFICE SUPPLIES
     60,000      BT Office Products International, Inc.(a).     465,000        1.46
                                                             ----------


                            See accompanying notes.



                               THE FAIRMONT FUND

                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1997

INVESTMENTS IN SECURITIES (CONTINUED)
COMMON STOCKS (SHARES)                                       VALUE         PERCENT
                                                             -----         -------

   OIL AND GAS EXPLORATION
    100,000      Oryx Energy Company (a) ................     $2,550,000       8.00%
                                                             -----------

   PAPER PRODUCTS
     80,000      Corporate Express, Inc. (a) ............      1,030,000       3.23
                                                             -----------

   PERSONAL SERVICES
     70,000      Regis Corporation ......................      1,758,750       5.52
                                                              -----------

   PHARMACEUTICALS
     31,000      Novartis AG ADR ........................      2,522,625       7.92
                                                             -----------

   RETAIL
    105,000      Spiegel, Inc., Class A (a) .............        518,437
     40,000      Heilig-Meyers Company ..................        480,000
     45,000      Garden Ridge Corporation (a) ...........        641,250
                                                             -----------
                                                               1,639,687       5.15
                                                             -----------
   SAVINGS INSTITUTIONS
     50,000      CFX Corporation ........................      1,525,000
     70,000      Dime Financial Corporation .............      2,135,000
     55,000      Mechanics Savings Bank (a) .............      1,433,437
                                                             -----------
                                                               5,093,437      15.99
                                                             -----------
   SHOES
     25,000      Timberland Company (a) .................      1,451,563       4.56
                                                             -----------

   TELEPHONE COMMUNICATIONS
     70,000      Empresas Telex-Chile SA ADR ............        275,625       0.87
                                                             -----------     ------


       TOTAL COMMON STOCKS (Cost $25,709,932) ...........     30,745,750      96.52

BANK REPURCHASE AGREEMENT
   With  Star  Bank  NA  of   Cincinnati,   issued
   12/31/97 due 1/2/98,  fully  collateralized  by
   Government National Mortgage Association, 6.00%
   due 5/20/22 (Cost $2,504,000) ........................      2,504,000       7.86
                                                             -----------     ------
       TOTAL INVESTMENTS (COST $28,213,932) .............     33,249,750     104.38

       OTHER ASSETS LESS LIABILITIES ....................    ( 1,394,010)    ( 4.38)
                                                             -----------     ------

            NET ASSETS ..................................   $ 31,855,740     100.00%
                                                             ===========     ======


(a) Common stocks which did not declare a dividend in 1997.



                            See accompanying notes.

                               THE FAIRMONT FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997



                                     ASSETS


INVESTMENTS IN SECURITIES, At Value (Note 2)
         Common stocks (Cost $25,709,932) ...... $  30,745,750
         Bank repurchase agreement .............     2,504,000
                                                 -------------

                  Total investments in securities ............. $  33,249,750


CASH ..........................................................         3,661

RECEIVABLES
         Investment securities sold ............     1,785,640
         Dividends .............................        26,000
         Interest ..............................           383
                                                 -------------
                  Total receivables ...........................     1,812,023
                                                                 ------------
                           Total assets .......................    35,065,434



LIABILITIES


PAYABLES
      Investment securities purchased ..........  $  2,969,876
      Distributions to shareholders (Note 4)....       192,475
      Management fee (Note 3) ..................        44,417
      Shares redeemed ..........................         2,353
      Other ....................................           573
                                                  ------------
                  Total liabilities ...........................     3,209,694
                                                                 ------------

NET ASSETS ....................................................  $ 31,855,740
                                                                 ============


NET ASSETS CONSIST OF
      Capital stock (1,150,684 shares outstanding) (Note 8)....  $ 27,332,115
      Accumulated net realized losses on investments (Note 6)..     ( 512,192)
      Net unrealized appreciation on investments (Note 5)......     5,035,817
                                                                 ------------
NET ASSETS ....................................................  $ 31,855,740
                                                                 ============


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
         ($31,855,740 divided by 1,150,684 shares) ............  $      27.68
                                                                 ============

                            See accompanying notes.

                               THE FAIRMONT FUND

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997




INVESTMENT INCOME (Note 2)

   Dividends ......................................................  $  224,793
   Interest .......................................................      91,365
   Other ..........................................................      18,427
                                                                      ---------

       Total investment income ....................................     334,585

EXPENSES

   Management fee (Note 3) ........................................     515,556
                                                                      ---------

       Net investment loss ........................................    (180,971)
                                                                      ---------


NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (Note 2)

   Net realized gains from investment transactions ................   2,995,502

   Net change in unrealized appreciation on investments ...........   1,557,794
                                                                      ---------

       Net realized and unrealized gains on investments ...........   4,553,296
                                                                      ---------

            Net increase in net assets resulting from operations ..  $4,372,325
                                                                     ==========

























                            See accompanying notes.

                               THE FAIRMONT FUND

                       STATEMENT OF CHANGES IN NET ASSETS

              YEARS ENDED DECEMBER 31, 1997 AND DECEMBER 31, 1996


                                                                      1997                     1996
                                                                      ----                     ----
FROM OPERATIONS

         Net investment loss ................................   $   (180,971)              $  (178,912)
         Net realized gains on investments ..................      2,995,502                 3,637,050
         Net change in unrealized appreciation
                  on investments ............................      1,557,794                  (765,433)
                                                                   ---------                  --------
         Net increase in net assets
                  resulting from operations .................      4,372,325                 2,692,705
                                                                   ---------                 ---------


DISTRIBUTIONS TO SHAREHOLDERS (Note 4)

         Distributions from net realized gains on investments     (2,953,085)               (3,273,575)
                                                                   ---------                 ---------


FROM CAPITAL SHARE TRANSACTIONS (Note 8) ........       Shares                   Shares
                                                        ------                   ------

         Proceeds from sale of shares ...........       52,488     1,494,130      90,818     2,591,421

         Shares issued in reinvestment
                  of distributions ..............       99,733     2,760,610     119,600     3,163,405

         Payments for shares redeemed ...........     (163,215)   (4,549,244)    (92,010)   (2,633,953)
                                                      --------    ----------     -------    ----------

         Net increase or decrease in net assets
                  from capital share transactions      (10,994)     (294,504)    118,408     3,120,873
                                                      ========    ----------     =======    ----------

                  Net increase in net assets ................      1,124,736                 2,540,003


NET ASSETS

         Beginning of year ..................................     30,731,004                28,191,001
                                                                  ----------                ----------

         End of period ......................................    $31,855,740              $ 30,731,004
                                                                 ===========              ============





                            See accompanying notes.

                               THE FAIRMONT FUND

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                      Years Ended
                                                                                      -----------
                                                             December       December        December       December        December
                                                               31               31             31              31             31
                                                              1997             1996            1995          1994            1993
                                                              ----             ----            ----          ----            ----

Net Asset Value, Beginning of Period ....................   $  26.45           27.02          24.06          22.43          19.41

         INCOME FROM INVESTMENT OPERATIONS
         Net Investment Loss ............................       (.16)           (.10)          (.08)          (.16)          (.14)
         Net Gains or Losses on Securities
                           (both realized and unrealized)       4.20            2.67           6.80           1.79           3.16
                                                            --------           -----          -----          -----          -----
                  Total From Investment Operations ......       4.04            2.57           6.72           1.63           3.02

         LESS DISTRIBUTIONS
         Dividends (from net investment income) .........        .00             .00            .00            .00            .00
         Distributions (from capital gains) .............       2.81            3.14           3.76            .00            .00
         Returns of Capital .............................        .00             .00            .00            .00            .00
                                                            --------           -----          -----          -----          -----
                  Total Distributions ...................       2.81            3.14           3.76            .00
                                                                                                                              .00

Net Asset Value, End of Period ..........................   $  27.68           26.45          27.02          24.06          22.43
                                                            ========           =====          =====          =====          =====



TOTAL RETURN ............................................      15.27%           9.52%         27.92%          7.27%         15.56%

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (in 000s) .....................   $  31,856     $   30,731     $   28,191        22,195      $   18,884
Ratio of Expenses to Average Net Assets .................       1.63%           1.66%          1.70%         1.74%
                                                                                                                            1.78%
Ratio of Net Income to Average Net Assets ...............       (.57)%          (.59)%         (.55)%        (.79)%         (.66)%
Portfolio Turnover Rate .................................       1.83            2.37           2.47          2.75           1.55
Average Commission Rate .................................        .057           .057















                            See accompanying notes.

                               THE FAIRMONT FUND

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1)   Organization

         The Fairmont Fund (The Fund) is a no-load, diversified series of The Fairmont Fund Trust (The Trust), which is a Kentucky Business Trust and an open-end investment company registered under the Investment Company Act of 1940. The Fund was established under a declaration of trust dated December 29, 1980 and began offering its shares publicly on September 2, 1981. The Fund's objective is capital appreciation which it seeks to achieve by investing in equity securities that its Adviser believes are undervalued.

 (2)  Summary of Significant Accounting Policies

         (a) Valuation of Investment Securities - Purchases and sales of securities are recorded on a trade date basis. Portfolio securities which are traded on stock exchanges or in the over-the-counter markets are valued at the last sale price as of 4:00 P.M. Eastern time on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

         (b) Gains and Losses on Investment Securities - Gains and losses from sales of investments are calculated on the "identified cost" method. Upon disposition of a portion of the investment in a particular security, it is The Fund's general practice to first select for sale those securities which qualify for long-term capital gain or loss treatment for tax purposes.

         (c) Repurchase Agreements - The Fund may acquire repurchase agreements from banks or security dealers (the Seller) which the Board of Trustees and the Adviser have determined creditworthy. The Seller of the repurchase agreement is required to maintain the value of collateral at not less than the repurchase price, including accrued interest. Securities pledged as collateral for repurchase agreements are held by The Fund's custodian in the Federal Reserve/Treasury book-entry system.

         (d) Capital Shares - The Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written request in proper form.

         (e) Estimates and Assumptions - The preparation of financial statements in conformity with generally accepted accounting principles requires The Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)    Investment Advisory Agreement, Commissions and Related Party Transactions

       The Investment Advisory Agreement (the Agreement) provides that The Sachs Company (the Adviser) will pay all of The Trust's operating expenses, including fees to disinterested trustees, but excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. Under the terms of the Agreement, The Fund pays the Adviser a fee at the rate of 2% of the first $10,000,000 of average daily net assets, 1-1/2% of the next $20,000,000, and 1% of the average daily net assets over $30,000,000. The management fee is accrued daily and paid monthly. The Adviser received management fees of $515,556 for the year ended December 31, 1997.

                               THE FAIRMONT FUND

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

         Morton H. Sachs, a trustee of The Fund, is the president and sole shareholder of the Adviser. The Adviser, as a registered broker-dealer of securities, effected substantially all of the investment portfolio transactions for The Fund. For this service the Adviser received commissions of $372,542 for the year ended December 31, 1997.

         Certain officers and/or Trustees of The Fund are officers of the Adviser.

(4)  Distributions to Shareholders

The following is a summary of distributions to shareholders for the years ended December 31, 1997 and December 31, 1996.

    PERIOD                         PAID                              PER SHARE
    ENDED        DATE DECLARED    IN CASH    REINVESTED      TOTAL     AMOUNT
    -----        -------------    -------    ----------      -----     ------

   12/31/97   December 31, 1997   $192,475   $2,760,610   $2,953,085   $   2.81
   12/31/96   December 31, 1996   $110,169   $3,163,405   $3,273,574   $   3.14

(5)  Investments

For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investments, other than temporary cash investments, were $54,316,345 and $57,731,165, respectively.

Following is information regarding unrealized appreciation (depreciation) and aggregate cost of securities based upon federal income tax cost at December 31, 1997:
                                                                  TAX COST
                                                                  --------
     Aggregate gross unrealized appreciation for
              all securities with value in excess of cost       $ 7,478,569

     Aggregate gross unrealized depreciation for
              all securities with cost in excess of value        (2,954,944)
                                                                 ----------

     Net unrealized appreciation                               $  4,523,625
                                                               ============

     Aggregate cost of securities                              $ 26,222,125
                                                               ============

(6)  Income Taxes

It is The Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute substantially all of its income to shareholders. Therefore no tax provision is required. The accumulated net realized loss is due only to temporary timing differences caused by wash sales and does not represent a capital loss carryforward for income tax purposes.

(7) There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1997.

(8) At December 31, 1997 an indefinite number of capital shares (no par value) were authorized, and paid-in capital amounted to $27,332,115. Transactions in capital shares were as follows:

         Shares sold                 152,221
         Shares redeemed            (163,215)
                                    --------
         Net decrease               (10,994)
         Shares outstanding:
         Beginning of period       1,161,678
                                   ---------
         Ending of period          1,150,684
                                   =========